Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Momentive Performance Materials Inc. for the fiscal three-month period ended September 27, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Rule 13(a) and 15 (d) of the Securities Exchange Act of 1934;

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations.

/s/ Jonathan D. Rich	/s/ Anthony S. Colatrella
Jonathan D. Rich Chief Executive Officer	Anthony S. Colatrella Chief Financial Officer

DATE: November 10, 2009	DATE: November 10, 2009

A signed original of this written statement required by Section 906 has been provided to Momentive Performance Materials Inc. and will be retained by Momentive Performance Materials Inc. and furnished to the Securities and Exchange Commission or its staff upon request.